UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 21, 2002



                              BANDAG, INCORPORATED
                              --------------------
             (Exact name of registrant as specified in its charter)


           Iowa                      1-7007                      42-0802143
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File            (IRS Employer
        incorporation)                Number)                Identification No.)



                2905 North Highway 61, Muscatine, Iowa 52761-5886
           -----------------------------------------------------------
           (Address or principal executive offices including zip code)

                                 (563) 262-1400
           -----------------------------------------------------------
              (Registrant's telephone number, including area code)

                      BANDAG, INCORPORATED AND SUBSIDIARIES

Item 5.   Other Events

     Reference is made to the litigation (Bandag, Incorporated vs. Michelin Retread Technologies, Incorporated et al., United States District Court for the Southern District of Iowa, 3-99-CV-80165) described in Item 3 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2001.

     On May 21, 2002, the Registrant announced a settlement in this litigation. As a result of the settlement agreement all parties have been dismissed from the litigation. The Registrant's press release announcing the settlement is filed as an exhibit to this report.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a).  None
          (b).  None
          (c).  See Exhibit Index on page 3.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BANDAG, INCORPORATED
                                        (Registrant)


Date:   May 23, 2002                    /s/ Warren W. Heidbreder
                                        ------------------------
                                        Warren W. Heidbreder
                                        Vice President, Chief Financial Officer


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
                                  Exhibit Index
                                  -------------

Exhibit
Number             Exhibit
------             -------

99.1               Bandag, Incorporated Press Release Dated May 21, 2002.



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